Exhibit 32.1


       Certification of Nevada Classic Thoroughbreds, Inc.
    pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
            regarding Quarterly Report on Form 10-Q/A
             for the quarter ended September 30, 2015


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Nevada Classic Thoroughbreds, Inc., a Nevada corporation (the "Company"), does hereby certify that:


1. The Company's Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2015 (the "Form 10-Q/A") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 12, 2016


                               By:  /s/ Brad Brimhall
                               ---------------------------------
                               Brad Brimhall
                               Chief Executive Officer